THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR OTHERWISE HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER THE SECURITIES ACT, OR DELIVERY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF SUCH SECURITIES THAT REGISTRATION UNDER THE SECURITIES ACT IS NOT REQUIRED WITH RESPECT TO SUCH SALE, OFFER FOR SALE, TRANSFER, PLEDGE OR OTHER HYPOTHECATION OF SUCH SECURITIES. THIS NOTE MUST BE SURRENDERED TO THE ISSUER HEREOF OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, TRANSFER, PLEDGE OR OTHER HYPOTHECATION OF ANY INTEREST HEREIN.

                               IQ BIOMETRIX, INC.,
                       SECURED CONVERTIBLE PROMISSORY NOTE

AMOUNT: $225,000                                 PAYMENT SCHEDULE: SEE EXHIBIT A

      THIS CERTIFIES THAT, for value received, IQ BIOMETRIX, Inc., a Delaware corporation and all subsidiaries, (collectively the "COMPANY"), promises to pay to Investors (the "HOLDER"), or its registered assigns, the principal sum of up to Two Hundred Twenty Five Thousand Dollars ($225,000) the payment amounts ("INSTALLMENTS") set forth on Exhibit A, together with simple interest accruing at the rate of ten percent (10%) per annum (computed on the basis of a 365 day year) commencing from the date of issuance of each installment and, at the sole election of the Holder, will be payable in either: (i) shares of the Company's Common Stock, or equivalent substitute equity securities of the Company, if any (collectively referred to as the "COMMON STOCK") on the date of conversion as provided herein or (ii) cash. Any Common Stock purchased by Holder will be subject to the most favorable terms and conditions, including price, granted to any other purchaser of Common Stock.

      The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder, by the acceptance of this Note, hereby agrees:

      1. CONVERSION. At the sole option of the Holder, the outstanding principal and accrued interest under this Note will be convertible into shares of the Company's Common Stock as follows:

            (A) OPTION TO CONVERT. If at any time the Company consummates a financing for the sale of shares of Common Stock in which the gross offering proceeds to the Company are equal to or greater than an aggregate of at least One Million Five Hundred Thousand Dollars ($1,500,000) (including any conversion of debt into equity in connection therewith) (a "QUALIFIED FINANCING"), then, subject to the conditions set forth herein, at the election of the Holder, the principal and interest due under this Note will convert into that number of shares of the Common Stock (or the same class and series of any equivalent substitute equity securities) sold by the Company in such Qualified Financing.

            (B) CONVERSION UPON LIQUIDATING EVENT. Upon the occurrence of a Liquidating Event prior to payment in full of all outstanding principal and interest due hereunder in a Conversion Event or otherwise, then all such outstanding principal and interest will, at the Holder's election, convert into that number of shares of the Common Stock as is equal to the quotient obtained by dividing: (i) the aggregate amount of principal and accrued interest due under this Note as of the closing of such Liquidating Event, by (ii) fifty cents ($0.50) per share (any such event of conversion being referred to herein as a "LIQUIDATING CONVERSION EVENT"). The conversion of this Note into shares of Common Stock in connection with a Liquidating Event will be deemed to occur as of the date of closing of a Liquidating Event, or the date of the first closing in a series of closings constituting a Liquidating Event. For purposes of this
Section 1(b), a "LIQUIDATING EVENT" will mean: (i) a merger or consolidation of the Company into or with another corporation; (ii) a sale, transfer or other disposition of all or substantially all of the assets of the Company; or (iii) the effectuation by the Company of a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is transferred within a three-month period.

            (C) CONVERSION PROCEDURE. The Company will notify the Holder in writing of the terms of any Qualified Financing or Liquidating Event at least five (5) business days before the closing of such Qualified Financing or Liquidating Event. Upon the occurrence of a Conversion Event or Liquidating Conversion Event, the outstanding principal and interest due under this Note will convert at Holder's option into that number of shares of Common Stock issuable upon conversion of this Note pursuant to Section 1(a) or 1(b) hereof provided that: (i) the Holder executes and delivers a definitive stock purchase agreement, which will include customary investment representations, and which is substantially identical in form and substance to the stock purchase agreement executed and delivered by all other investors in such Qualified Financing or Liquidating Event, and (ii) this Note is surrendered to the Company or its transfer agent for cancellation upon the effectiveness of such conversion, or in lieu thereof the Holder notifies the Company or its transfer agent that this Note has been lost, stolen, or destroyed and executes an agreement, in form and substance reasonably satisfactory to the Company, in which the Holder agrees to indemnify the Company for, from and against any and all loss suffered or incurred by the Company in connection with the conversion of this Note without the surrender thereof. Upon the conversion of this Note in accordance with
Section 1(a) or 1(b) hereof and the surrender of this Note to the Company for cancellation, the Company will, at its expense, issue and deliver to the Holder a certificate or certificates evidencing that number of shares of Equity Securities issuable upon conversion of this Note pursuant to Section 1(a) or 1(b) hereof to which the Holder is entitled upon such conversion (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to the Company), together with a check payable to the Holder for any cash amounts payable in accordance with Section 1(d) hereof.

            (D) FRACTIONAL SHARES. No fractional shares will be issued upon conversion of this Note. In lieu thereof, the Company will pay to the Holder an amount in cash equal to the product obtained by multiplying the conversion price applied to effect such conversion by the fraction of a share not issued pursuant to the previous sentence.

            (E) EFFECT OF CONVERSION.  Upon  conversion of this Note pursuant to
Section 1(a) hereof, delivery to the Company of this Note for cancellation, delivery to the Holder of the certificate or certificates issuable upon conversion of this Note pursuant to Section 1(b) hereof, and payment to the Holder for fractional shares pursuant to Section 1(d) hereof, the Company will be released automatically from any and all further obligations and liabilities under this Note, and this Note will thereafter be void and of no further force or effect.

      2. CASH PAYMENT; OPTION TO PURCHASE COMMON STOCK. If the Holder elects to be paid in Cash, the Company will pay all of the principal and accrued interest due under this Note in strict accordance with Payment Schedule listed on Exhibit
A. If the outstanding principal and accrued interest hereunder is paid to the Holder in the form of cash, then the Holder may elect to purchase shares of the Company's Common Stock, subject to the terms set forth in Section 1(a) or 1(b) above. Any Common Stock purchased by Holder will be subject to the most favorable terms and conditions, including price, granted to any other purchaser of Common Stock, respectively.

      3. SECURITY INTEREST.

            (A) GRANT. Company hereby grants to the Holder a first priority security interest in all of the assets described in Exhibit B hereto (the "ASSETS"), as amended from time to time to reflect changes in location of such Assets (the "SECURITY INTEREST"). The Security Interest secures any amounts owing by the Company to the Holder under this Note.

            (B) PERFECTION OF SECURITY INTEREST. The Company will perfect the Security Interest including, without limitation, aiding the Holder in executing and filing a form UCC-1 Financing Statement with the Delaware Secretary of State, and executing such supplemental security agreements, notes and any other documents that the Holder deems reasonably necessary or appropriate for such purpose. The Company will file the UCC-1 in less than 30 days and bear all associated costs.

            (C) TERM. The Security Interest shall terminate upon the payment in full by the Company of all amounts due under this Note. At such time, the Holder agrees to execute promptly all such documents as the Company requests to attest that the Security Interest has terminated.

            (D) APPOINTMENT AS ATTORNEY IN FACT. If the Holder is unable for any reason, after reasonable effort, to secure the signature of an authorized officer of the Company on any document needed in connection with the actions specified in Section 3(b), the Company hereby irrevocably designates and appoints the Holder and its duly authorized officers and agents as its agent and attorney in fact, which appointment is coupled with an interest, to act for and on his behalf to execute, verify and file any such documents and to do all other lawfully permitted acts to further the purposes of Section 3(b) with the same legal force and effect as if executed by an authorized officer of the Company.

            (E) REMEDIES.

                  (I) Pursuant to Section 6(c), if an Event of Default (as defined below) occurs:

                        (A) Holder may declare all obligations secured hereby to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived.

                        (B) Holder may exercise and shall have any and all rights and remedies accorded it by the Delaware Uniform Commercial Code or the Uniform Commercial Code as adopted in such state whose laws govern the disposition of the Assets. The requirement of reasonable notice shall be met, if notice containing such information as may be required under applicable law is mailed, postage prepaid, to the Company or other person entitled thereto at least ten (10) days (including non-business days) before the time of sale or disposition of the Assets. The Company shall pay to Holder on demand any and all expenses, including reasonable legal expenses and reasonable attorney's fees, incurred or paid by Holder in protecting or enforcing any rights of Holder hereunder, including its right to take possession of the Assets, storing and disposing of the same or in collecting the proceeds thereof.

                  (II) The Company understands and agrees Holder may exercise its rights hereunder without affording the Company an opportunity for a preseizure hearing before Holder, through judicial process or otherwise, takes possession of the Assets upon the occurrence of an Event of Default, and the Company expressly waives its constitutional right, if any, to such prior hearing.

                  (III) No delay in accelerating the maturity of any obligation as aforesaid or in taking any other action with respect to any Event of Default or in exercising any rights with respect to the Assets such affect the rights of Holder later to take such action with respect thereto, and no waiver as to one Event of Default shall affect rights as to any other default.

      4. INTEREST. This Note will bear interest at the rate of ten percent (10%) per annum commencing from the date of issuance of each installment and terminating upon the payment in full of all outstanding unpaid principal due under this Note.

      5. EVENTS OF DEFAULT.

            (A) So long as this Note will remain unpaid in whole or in part as to either principal or interest, each of the following will constitute an "EVENT OF DEFAULT" under this Note:

                  (I)  the   commencement  of  an  involuntary   case  or  other
proceeding against the Company seeking liquidation, reorganization or other relief with respect to it or its debts under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of the property of the Company or the winding up or liquidation of the affairs of the Company, and such case or proceeding remains unstayed and undismissed for a period of thirty (30) days, or an order for relief is entered against the Company under the federal bankruptcy laws as now or hereafter in effect; or

                  (II) the commencement by the Company of a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of the property of the Company, or the Company makes any general assignment for the benefit of creditors, or fails generally to pay its debts as they come due, or takes any corporate action to authorize any of the foregoing; or

                  (III) failure on the part of the Company to observe or perform any of the covenants contained in this Note and continuance of such failure for a period of ten (10) days following receipt of notice from the Holder specifying such covenant and the nature of the Company's non-performance.

            (B) If an Event of Default will occur and be continuing, then so long as the Event of Default will continue to exist the Holder may, by written notice to the Company, declare the unpaid principal amount of this Note, together with all interest accrued hereunder, to be forthwith due and payable immediately in cash, without further presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company, to the fullest extent permitted by applicable law.

            (C) If an Event of Default occurs, at Holder's sole discretion Holder may (i) seize the Assets in accordance with Section 3; or (ii) authorize its personnel to provide management advisory services to the Company with the purpose of monitoring the Company's cash flow and attempting to assist the company in curing the economic situation causing the event of default.

      6. TRANSFER OF THIS NOTE OR SECURITIES ISSUABLE UPON CONVERSION HEREOF.

            (A) The Holder will give written notice to the Company prior to any offer, sale or other disposition of this Note or any securities issuable or issued upon the conversion hereof, describing in each case the manner and circumstances thereof, together with a written opinion of the Holder's counsel in form and substance reasonably satisfactory to the Company, to the effect that such offer, sale or other distribution may be effected without registration or qualification under any federal or state securities or other laws then in effect. Promptly upon receiving any such written notice and reasonably satisfactory opinion, if so requested, as promptly as practicable the Company will notify the Holder that the Holder may sell or otherwise dispose of this Note or other such securities, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this
Section 7 that the opinion of counsel for the Holder is not reasonably satisfactory to the Company, the Company will so notify the Holder promptly after such determination has been made and the proposed offer, sale or other disposition of this Note will not occur, and any attempted transfer or other disposition hereof will be null and void. Notwithstanding the foregoing, no such registration statement or opinion of counsel will be necessary for a transfer by the Holder to a partner or Member, retired partner, spouse, lineal descendant, sibling or ancestor of such partner or Member, subsidiary or any other affiliated company of the Holder, if the transferee agrees in writing to be subject to the terms hereof to the same extent as the Holder.

            (B) Each Note transferred in accordance with this Section 7 and each article representing the securities transferred in accordance with this Section 7 will bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act of 1933, as amended (the "SECURITIES ACT"), unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note will be registered upon registration books maintained for such purpose by, for or on behalf of the Company. Prior to presentation of this Note for registration of transfer, the Company will treat the registered holder thereof as the owner and Holder of this Note for all purposes whatsoever.

      7. PREPAYMENT WITHOUT PENALTY. The Company may make optional prepayments of principal on this Note without penalty or premium at any time or from time to time, provided that any such prepayment will be accompanied by the payment of accrued and unpaid interest on the amount being prepaid through the date of the prepayment. All prepayments on this Note, whether voluntary or mandatory, will be credited first against accrued and unpaid interest and the balance will be credited against unpaid principal.

      8. REPRESENTATIONS OF THE COMPANY

            (A) ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, to issue and sell the Common Stock and the Common Stock issuable upon conversion of the Common Stock and to carry out the provisions of this Agreement and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

            (B) AUTHORIZATION; BINDING OBLIGATIONS. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization of this Note and the performance of all obligations of the Company hereunder and the authorization, sale, issuance and delivery of the Common Stock and the Common Stock issuable upon conversion of the Common Stock has been taken. This Note, when executed and delivered, will be a valid and binding obligation of the Company enforceable in accordance with its terms, except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and (ii) general principles of equity that restrict the availability of equitable remedies. The sale of the Common Stock and the Common Stock issuable upon conversion of the Common Stock is not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

            (C) COMPLIANCE WITH OTHER INSTRUMENTS. The execution, delivery, and performance of and compliance with this Note, and the issuance and sale of the Common Stock and the Common Stock issuable upon conversion of the Common Stock, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

            (D) RESERVE OF STOCK. The Company will at all times keep reserved a sufficient number of authorized shares of Common Stock and Common Stock, and will make appropriate provision for their issuance, to comply with the terms of this Note.

      9. REPRESENTATIONS OF THE HOLDER. As a condition to the Company's sale and delivery of this Note to the Holder, the Holder represents and warrants that:

            (A) AUTHORIZATION. The Holder has full power and authority to execute and accept delivery of this Note.

            (B) PURCHASE ENTIRELY FOR OWN ACCOUNT. The Note, the Common Stock issuable upon conversion of the Note and any Common Stock issuable upon conversion of the Common Stock (collectively, the "SECURITIES") will be acquired for investment for the Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. The Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation in any of the Securities to such person or to any third person. The Holder has full power and authority to enter into this Agreement.

            (C) DISCLOSURE OF INFORMATION. The Holder believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Note. The Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering and sale of the Note.

            (D) INVESTMENT EXPERIENCE. The Holder is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself and bear the economic risk of this investment, including the complete loss thereof and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Note. The Holder has not been organized for the purpose of acquiring the Securities.

            (E) FINANCIAL RISK. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

            (F) ACCREDITED HOLDER. The Holder is an "accredited investor" within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.

            (G) RESTRICTED SECURITIES. The Holder understands that the Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Holder is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Holder understands Rule 144 is not currently available for the sale of the Securities and may never be so available.

            (H) FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, the Holder further agrees not to make any disposition of all or any portion of the Securities (other than the valid exercise or conversion thereof in accordance with their respective terms) unless and until:

                  (I) there is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

                  (II) the Holder will have notified the Company of the proposed disposition and will have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if requested by the Company, the Holder will have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act or registration or qualification under any applicable state securities laws.

                  (III) Notwithstanding the foregoing, no investment representation letter or opinion of counsel will be required for any transfer of any Securities: (i) in compliance with Rule 144 or Rule 144A of the Securities Act; or (ii) by gift, will or intestate succession by such holder to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing; provided that in each of the foregoing cases the transferee agrees in writing to be subject to the terms of this Agreement. In addition, if the Holder of any Securities delivers to the Company an unqualified opinion of counsel that no subsequent transfer of such Securities will require registration under the Securities Act, the Company will, upon such contemplated transfer, promptly deliver new documents/certificates for such Securities that do not bear the legend set forth in Section 8(i) hereof.

            (I) LEGENDS. It is understood that the certificates evidencing the Securities may bear one or all of the following legends:

                        (I) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE
                  SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

                  (II) Any legend required by the laws of the State of Delaware or any other applicable state, including any legend required by the Delaware Department of Corporations and sections 417 and 418 of the Delaware Corporations Code.

      10. MISCELLANEOUS.

            (A) GOVERNING LAW. This Note and all actions arising out of or in connection with this Note will be governed by and construed in accordance with the laws of the State of Delaware.

            (B) SUCCESSORS AND ASSIGNS. Subject to the restrictions on transfer described in Section 7 hereof, the rights and obligations of the Company and the Holder of this Note will be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

            (C) WAIVER AND AMENDMENT. Any provision of this Note may be amended, waived or modified upon the written consent of the Company and the Holder. In
case  any  provision  of  this  Note  is  deemed  to  be  invalid,   illegal  or
unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

            (D) NOTICES. In the case of the Company, at its then-current address and, in the case of the Holder, at the address indicated on the signature page hereof. Any notice, request or other communication required or permitted hereunder will be in writing and will be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery. Any party hereto may by notice so given change its address for future notice hereunder.

            (E) SEVERABILITY. In case any provision of this Note is deemed to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

            (F) LEGAL EXPENSES. The Company shall pay one investor's counsel reasonable legal fees of $5,000 and its related expenses incurred in connection with the preparation, negotiation, execution, delivery and performance of this Agreement and the transactions contemplated by this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

                               IQ BIOMETRIX, INC.


                               By:
                                  ----------------------------------------------
                                  Name: Michael P Walsh
                                        ----------------------------------------
                                  Title: CFO
                                         ---------------------------------------

Acknowledged and Accepted:


By:
   ----------------------------------------
Name:
     --------------------------------------
Address:
        -----------------------------------

        -----------------------------------

                                    EXHIBIT A

                                PAYMENT SCHEDULE

--------------------------------------------------------------------------------------------------
       LOAN DATE              DUE DATE                    HOLDER                LOAN AMOUNT
--------------------------------------------------------------------------------------------------
       May 2004           August 31, 2004         Forte' Capital Partners         $50,000
--------------------------------------------------------------------------------------------------
       July 2004          August 31, 2004             John Micek Jr.              $25,000
--------------------------------------------------------------------------------------------------
       July 2004          August 31, 2004         Forte' Capital Partners         $50,000
--------------------------------------------------------------------------------------------------
      August 2004         August 31, 2004             John Micek Jr.              $50,000
--------------------------------------------------------------------------------------------------
      August 2004         August 31, 2004         Forte' Capital Partners         $50,000
--------------------------------------------------------------------------------------------------

                                    EXHIBIT B

                                     ASSETS

      1. Security Interest.

            (a) Grant of Security Interest. As security for any and all obligations of the Company under this Note (the "OBLIGATIONS"), the Company hereby grants to the Holder a security interest in the following property of the Company (the "COLLATERAL"), superior to all other security interests, except those security interests expressly subordinated by the Holder: all personal property and fixtures of the Company, or in which the Company has an interest, whether now owned or hereafter created, acquired or arising, and wherever located, including without limitation:

                  (i) all accounts, accounts receivable, chattel paper, security agreements and debts secured thereby, documents, notes, drafts, instruments, contract rights, general intangibles, all guarantees and security therefor and all returned goods (the "ACCOUNTS");

                  (ii) all inventory and goods wherever located, including, but not limited to, raw materials, work in process and finished goods, goods held for sale or lease, goods under lease or consignment held by others, and materials used or consumed in the Company's business;

                  (iii) all deposit accounts;

                  (iv) all patents, patent applications, copyrights, service marks, trade names, trademarks, trademark registrations, trade secrets, know-how, general intangibles, maskwork rights and maskwork registrations of the Company;

                  (v) all equipment, fixtures, and farm products;

                  (vi) all proceeds, products, additions, accessories, substitutions and replacements of the foregoing, including, but not limited to, money, goods, insurance proceeds, and other tangible or intangible property received upon the sale or disposition of the foregoing.